Exhibit 99.1

CC Neuberger Principal Holdings II Announces the Separate Trading of its Class A Ordinary Shares and

Redeemable Warrants Commencing September 21, 2020

New York, New York, September 18, 2020—CC Neuberger Principal Holdings II (NYSE: PRPB.U) (the “Company”) today announced that, commencing September 21, 2020, holders of the units sold in the Company’s initial public offering of 82,800,000 units, completed on August 4, 2020, may elect to separately trade the Class A ordinary shares and redeemable warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (the “NYSE”) under the symbol “PRPB.U,” and the Class A ordinary shares and redeemable warrants that are separated will trade on the NYSE under the symbols “PRPB” and “PRPB WS,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and redeemable warrants.

The units were initially offered by the Company in an underwritten offering. Credit Suisse, Citigroup and Morgan Stanley acted as joint book-running managers for the offering and Macquarie Capital, Loop Capital Markets and Natixis acted as co-managers for the offering. Registration statements relating to the units and the underlying securities were declared effective by the Securities and Exchange Commission (the “SEC”) on July 30, 2020.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus. Copies of the prospectus may be obtained from Credit Suisse Securities (USA) LLC, Attn: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, North Carolina 27560, Telephone: 1-800-221-1037, Email: usa.prospectus@credit-suisse.com; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, Telephone: 1-800-831-9146; or Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014.

About CC Neuberger Principal Holdings II

CC Neuberger Principal Holdings II, led by Chinh E. Chu, Matthew Skurbe, Douglas Newton, Jason K. Giordano, Charles Kantor and other senior professionals of CC Capital and Neuberger Berman, is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

For more information, please contact:

Matthew Skurbe
Chief Financial Officer
skurbe@cc.capital
(212) 380-8756

Media contacts:

CC Capital

Jonathan Keehner / Tim Ragones / Kate Thompson
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

Neuberger Berman
Alex Samuelson
Alexander.Samuelson@NB.com
(212) 476-5392

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. Copies of such filings are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.